UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2010

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 30, 2010, EQT Production Company, a wholly owned subsidiary of EQT Corporation, and EQT Corporation (“EQT”) completed initial closings under the several agreements (the "Agreements") described in EQT’s Form 8-K dated March 2, 2010.  At the initial closings, which represented approximately 80% of the anticipated total acres to be acquired, EQT paid $24,041,872 in cash and issued an aggregate of 4,976,270 shares of its common stock as payment.  The Company expects to close on the remaining assets as sellers take curative actions typical for Appalachian Basin properties.

In accordance with registration rights agreements entered into at the initial closings of the Agreements, the shares of common stock issued pursuant to each Agreement have been registered for resale under the Company’s registration statement on Form S-3 (File No. 333-148154) (the "Registration Statement"), as supplemented by the prospectus supplement filed April 30, 2010 (the "Prospectus Supplement") with the Securities and Exchange Commission.  The Opinion and Consent of Buchanan Ingersoll & Rooney PC as to the validity of the shares of common stock of the Company being offered and sold by the respective selling shareholders pursuant to the Registration Statement as supplemented by the Prospectus Supplement are each filed herewith and incorporated by reference into the Registration Statement.

In addition, at the initial closings EQT entered into lock-up agreements with respect to the shares of common stock issued pursuant to each of the Agreements which provide, among other matters, that during each period of 30-days in the six months following the initial closing, sales and certain other dispositions of the shares of common stock issued pursuant to each Agreement are limited to ten percent (10%) of the total shares of common stock issued at the initial closing of that Agreement and at any subsequent closing of that Agreement.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed or furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the shares of common stock.
23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: April 30, 2010	By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the shares of common stock.
23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1).